SECURITIES AND EXCHANGE COMMISSION

                     Washington, D. C. 20549

                            Form 8-K/A-1

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported)
                         March 31, 1999


        .............ELMER'S RESTAURANTS, INC...........
     (Exact name of registrant as specified in its charter)


 ........Oregon...................0-14837............93-0836824...
(State or other jurisdiction    (Commission         (IRS Employer
  of incorporation)          File Number)     Identification No.)


 .......11802 SE Stark, Portland, Oregon................97216....
      (Address of principal executive offices)         (Zip Code)

      Registrant's telephone number, including area code..
                       (503) 252-1485.....

  ...........................Not Applicable....................
 (Former name or former address, if changed since last report.)

                                Page 1 of __

This Form 8-K/A amends and restates in its entirety the Registrant's Current Report on Form 8-K dated March 31, 1999 and filed April 15, 1999.

Item 1. Changes in Control of Registrant.

Not applicable.

Item 2. Acquisition or Disposition of Assets.

Effective March 31, 1999, Elmer's Restaurants, Inc. (the "Company"), executed a stock exchange agreement with Grass Valley Ltd., Inc. ("GVL"), a closely held Oregon corporation, in a transaction in which the Company acquired 100% of the outstanding stock of GVL in consideration for the payment by the Company of the sum of $110,000 in cash and the issuance of 209,620 restricted shares of the Company's common stock to the GVL shareholders. GVL is now a wholly owned subsidiary of the Company.

GVL is the owner and operator of four restaurants in Hillsboro, Aloha, and Tigard, Oregon operating under the moniker of Richard's Deli and Pub. The first Richard's Deli and Pub was opened in August 1994 and all the restaurants are located in leased retail space. The Company plans to continue operations at all four locations in a substantially similar manner. The Company's Management believes that it can leverage the significant synergy that exists between the Richard's Deli and Pubs and Ashley's Deli operations while accruing potentially significant savings arising from the consolidation of back office functions. As previously reported in the Company's report on Form 8-K dated March 4, 1999 as amended, under the terms of the merger of the Company with its then majority shareholder, CBW, Inc. (the "CBW Merger"), the Company acquired an option ("CBW Option") to purchase the four Richards' Deli and Pubs. As part of the CBW Merger, a special committee of the Company's Board of Directors reviewed a fairness opinion prepared by Veber Partners, a private investment bank based in Portland, Oregon. Within the context of its review of the CBW Merger, Veber Partners valued GVL using comparable public companies, relevant financial and operating data, and discounted cash flow analyses and concluded that the consideration paid by the Company in the CBW Merger (which included an assessment of the fairness and valuation of the CBW Option) was fair from a financial point of view to the Company's shareholders.

Each GVL shareholder, listed in Table 1 hereunder, received 1048.1 restricted shares of the Company's common stock in exchange for each GVL share owned. The Company's primary source of financing for the cash portion of the acquisition was from working capital.




                                Page 2 of __

Table 1
Name of Shareholder      No. of GVL    No. of shares issued in
                         shares held   exchange (and current
                                       ownership percentage)

Richard Buckley          100            104,810  (6.6%)
Gary Weeks               100            104,810  (6.6%)


The purpose of this Form 8-K/A is to file audited financial statements of Grass Valley Ltd., Inc. and pro forma combined financial statements of the Registrant and Grass Valley Ltd., Inc. with respect to the transaction.

Item 3. Bankruptcy or Receivership

Not applicable.

Item 4. Changes in Registrant's Certifying Accountant

Not applicable.

Item 5. Other Events.

Not applicable

Item 6. Resignations of Registrant's Directors.

Not applicable.

Item 7. Financial Statements and Exhibits Filed.

This Item 7 amends and restates in its entirety the Item 7 in the Registrant's Current Report on Form 8-K dated March 31, 1999.

(a)       FINANCIAL STATEMENTS OF GVL:

          Financial Statements of GVL and Report of Independent
Accountants thereon:

          Balance Sheets, March 31, 1998 and 1999.

          Statement of Operations for the years ended March 31, 1998 and 1999.

          Statement of Changes in Shareholders Equity (Deficit) for the years ended March 31, 1998 and 1999.

          Statement of Cash Flows for the years ended March 31, 1998 and 1999.

          Notes to Financial Statements

(b)       UNAUDITED PRO FORMA FINANCIAL INFORMATION:

          Unaudited Pro Forma Combined Financial Statements for
Elmer's Restaurants, Inc. and GVL.

                         Page 4 of __

          Unaudited Pro Forma Combined Balance Sheet as of
December 31, 1998.

          Notes to Unaudited Pro Forma Combined Balance Sheet.

          Unaudited Pro Forma Combined Statement of Operations for the nine months Ended December 31, 1998.

          Notes to Unaudited Pro Forma Combined Statement of
Operations for the nine months ended December 31, 1998.

          Unaudited Pro Forma Combined Statement of Operations for the year ended March 31, 1998.

          Notes to Unaudited Pro Forma Combined Statement of
Operations (year ended March 31, 1998).


                          EXHIBIT INDEX

Exhibit                                     Sequential
No.                   Description           Page No.



                                Page 3 of __

2 (i)   * Stock Exchange Agreement, dated March 24, 1999, between
Elmer's Restaurants, Inc. and Grass Valley Ltd., Inc.+

3 (i)   * Restated Articles of Incorporation of the Company
(Incorporated herein by reference from Exhibit No. 3.1 to the Company's Annual Report on Form 10-K for the year ended March 31,
1988.)

3 (ii) * By-Laws of the Company, as amended. (Incorporated herein by reference from Exhibit 3.2 of the Company's Annual
Report on Form 10-K for the year ended March 31, 1990.)

99 (ii) * Elmer's Restaurants, Inc. Report on Form 8-K dated
March 4, 1999 (incorporated herein by reference).

99 (ii) * Elmer's Restaurants, Inc. Report on Form 8-K/A dated
June 14, 1999 (incorporated herein by reference).

+ Previously filed as exhibits to the Registrant's Current Report on Form 8-K dated March 31, 1999.

GRASS VALLEY LTD., INC.
FINANCIAL STATEMENTS
as of March 31, 1998 and 1999
and for the years ended March 31, 1998 and 1999

        Page __ of __
                Report of Independent Accountants


To the Board of Directors and Shareholders
Grass Valley Ltd., Inc.


In our opinion, the accompanying balance sheets and the related statements of operations, changes in shareholders' equity (deficit) and of cash flows present fairly, in all material respects, the financial position of Grass Valley Ltd., Inc. (the "Company") at March 31, 1998 and 1999, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards that require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.





PricewaterhouseCoopers LLP

Portland, Oregon
June 7, 1999

        Page __ of __
Grass Valley Ltd., Inc.
Balance Sheets
March 31, 1998 and 1999

                                                       March 31,
                    ASSETS                          1998      1999
Current assets:
  Cash and cash equivalents                       $106,592  $80,403
  Accounts receivable                                6,544   32,601
  Inventories                                       40,606  109,929
  Prepaid expenses                                   9,318   15,980
                                                  --------  -------

    Total current assets                           163,060  238,913

Property and equipment, net                         40,293   28,028
Other assets                                        11,797   15,283
                                                  --------  -------

    Total assets                                  $215,150  $282,224
                                                  ========  ========

          LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
  Accounts payable                                $156,554  $150,983
  Accrued payroll and related taxes                 30,707    30,178
  due to affiliate                                       -    58,671
                                                  --------  --------

    Total current liabilities                      187,261   239,832
                                                  --------  --------

Commitments and contingencies

Shareholders' equity:
  Common stock, no par value; 500 shares
    authorized; 200 shares outstanding in
    1998 and 1999                                  125,437   125,437
  Accumulated deficit                              (97,548)  (83,045)
                                                  --------- ---------

    Total shareholders' equity                      27,889    42,392
                                                  --------  --------

Total liabilities and shareholders' equity        $215,150  $282,224
                                                  ========  ========


The accompanying notes are an integral part of the financial statements.

        Page __ of __
Grass Valley Ltd., Inc.
Statements of Operations
for the years ended March 31, 1998 and 1999

                                                  March 31,
                                                  ---------
                    ASSETS                     1998           1999
                                             ----------     ----------

Revenues                                     $1,575,549     $2,217,549
                                             ----------     ----------

Costs and expenses:

  Food, beverage and supplies                   508,923        898,629
  Labor and related                             399,690        640,569
  Occupancy costs                                88,026         93,467
  Depreciation and amortization                  27,175         28,329
  General and administrative expenses           398,618        347,052
                                             ----------     ----------

                                              1,422,432      2,008,046
                                             ----------     ----------

    Net income                               $  153,117     $  209,503
                                             ==========     ==========


The accompanying notes are an integral part of the financial statements.

        Page __ of __
Grass Valley Ltd., Inc.
Statements of Changes in Shareholders' Equity (Deficit) for the years ended March 31, 1998 and 1999


                              Common Stock        Accumulated
                              ------------
                              Shares    Amount    Deficit
                              ------    ------    -----------

Balance, March 31, 1997       200       $101,306  $  (63,665)

Capital contributions           -         24,131           -

Distributions to shareholders   -              -    (187,000)

Net income                                           153,117
                              -----     --------  ----------

Balance, March 31, 1998       200        125,437     (97,548)

Distributions to shareholders   -              -    (195,000)

Net income                      -              -     209,503
                              -----     --------  ----------

Balance, March 31, 1999       200       $125,437  $  (83,045)
                              =====     ========  ===========

The accompanying notes are an integral part of the financial statements.


        Page __ of __
Grass Valley Ltd., Inc.
Statements of Cash Flows
for the years ended March 31, 1998 and 1999



                                                       March 31,
                                                       ---------
                                                  1998      1999
                                                  ----      ----


Cash flows from operating activities:
  Net income                                      $153,117  $209,503
  Adjustments to reconcile net income to net
    cash provided by operating activities:

    Depreciation and amortization                   27,175    28,329
    Changes in assets and liabilities:
      Receivables                                   (5,153)  (26,057)
      Inventories                                  (25,191)  (69,323)
      Prepaid expenses                              (1,006)   (6,662)
      Other assets                                   2,405    (3,486)
      Accounts payable and accrued expenses         45,915    (6,100)
      Due to affiliate                                   -    58,671
                                                  --------  --------

  Net cash provided by operating activities        197,262   184,875
                                                  --------  --------

Cash flows from investing activities:
  Additions to property and equipment              (23,047)  (16,064)
                                                  --------- ---------

Cash flows from financing activities:
  Capital contributions                             24,131         -
  Distributions to shareholders                   (187,000) (195,000)
                                                  --------- ---------

    Net cash used in financing activities         (162,869) (195,000)
                                                  --------- ---------

    Net increase (decrease) in cash and
      cash equivalents                              11,346   (26,189)

Cash and cash equivalents, beginning of year        95,246   106,592
                                                  --------  --------

Cash and cash equivalents, end of year            $106,592  $ 80,403
                                                  ========  ========


The accompanying notes are an integral part of the financial statements.

        Page __ of __
Grass Valley Ltd., Inc.
Notes to Financial Statements


1.   The Company and Summary of Significant Accounting Policies:

     Effective March 31, 1999, 100% of the outstanding stock of the Company was acquired by Elmer's Restaurants, Inc. (Elmer's) in consideration for the payment by Elmer's of $110,000 in cash and the issuance of 209,620 restricted shares of Elmer's common stock to the Company's shareholders. The Company is now a wholly-owned subsidiary of Elmer's.

The Company is the owner and operator of four restaurants in Hillsboro, Aloha and Tigard, Oregon operating under the name of Richard's Deli and Pub. The first Richard's Deli and Pub was opened in August 1994. All the restaurants are located in leased retail space. The Company plans to continue operations at all four locations in a substantially similar manner.

     Use of Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     Disclosure of Fair Value of Financial Instruments

     The carrying amounts of financial instruments including cash and cash equivalents and accounts receivable approximated fair value as of March 31, 1998 and 1999 because of the relatively short maturity of these instruments.

     Cash and Cash Equivalents

     The Company considers all short-term, highly-liquid investments with a maturity of three months or less when purchased to be cash equivalents.

     Inventories

     Inventories of food, beverages and supplies are stated at the lower of first-in, first-out cost or market.

        Page __ of __
Grass Valley Ltd., Inc.
Notes to Financial Statements, Continued

1.   The Company and Summary of Significant Accounting Policies,
Continued:

     Property and Equipment

     Property and equipment are stated at cost. Depreciation and amortization are computed using accelerated and straight-line methods over the estimated useful lives of the related assets. Lives used for calculating depreciation and amortization rates for the principal asset classifications are as follows: furniture, fixtures and equipment - 5 to 7 years; leasehold improvements - life of lease or applicable shorter period; intangible assets - 5 to 15 years. Maintenance and repairs are expensed as incurred; renewals and improvements are capitalized. Upon disposal of assets subject to depreciation, the related costs and accumulated depreciation are removed and resulting gains and losses are reflected in the consolidated statements of income.

     Income Taxes

The Company has been treated for federal income tax purposes as an S corporation under Subchapter S of the Internal Revenue Code of 1986, as amended, since its inception, August 16, 1994 and has been treated as a S corporation for state income tax purposes under comparable state tax laws. As a result, the Company's earnings through March 31, 1999 have been taxed directly to the Company's shareholders, at their individual federal and state income tax rates, rather than to the Company.

2.   Property and Equipment:

                                                       March 31,
                                                  1998      1999

Furniture, fixtures and equipment                 $ 43,019  $ 48,778

Leasehold improvements                              34,470    42,433
                                                  --------  --------
                                                    77,489    91,211

Less accumulated depreciation and amortization      37,196    63,183
                                                  --------  --------
                                                    40,293    28,028
                                                  ========  ========


        Page __ of __
Grass Valley Ltd., Inc.
Notes to Financial Statements, Continued

3.   Leases:

     Minimum fiscal year rental commitments for the years ending
March 31 under operating leases for retail space with noncancelable terms of more than one year are as follows:



2000                                         $ 72,774
2001                                           74,135
2002                                           58,883
2003                                           28,770
                                             --------
                                             $234,562
                                             ========


     The leases generally require the Company to pay certain other costs of the properties. Rental expense on operating leases amounted to $88,026 and $93,467 for the years ended
March 31, 1998 and 1999, respectively.

        Page __ of __

Elmer's Restaurants, Inc. and Grass Valley Ltd., Inc.
Pro Forma Combined Financial Statements (Unaudited)
December 31, 1998 and for the nine months ended December 31, 1998 and for the year ended March 31, 1998

             Pro Forma Combined Financial Statements
                    Elmer's Restaurants, Inc.

Elmer's Restaurants, Inc. merger with Grass Valley Ltd., Inc.
--------------------------------------------------------------

Effective March 31, 1999, Elmer's Restaurants, Inc. (the "Company") executed a stock exchange agreement with Grass Valley Ltd., Inc. ("GVL"), a closely held Oregon corporation, in a transaction in which the Company acquired 100% of the outstanding stock of GVL in consideration for the payment by the Company of $110,000 in cash and the issuance of 209,620 restricted shares of the Company's common stock to the GVL shareholders. GVL is now a wholly owned subsidiary of the Company.

GVL is the owner and operator of four restaurants in Hillsboro, Aloha and Tigard, Oregon operating under the name of Richard's Deli and Pub. The first Richard's Deli and Pub was opened in August 1994 and all the restaurants are located in leased retail space. The Company plans to continue operations at all four locations in a substantially similar manner.

Presented on the following pages ___ through ___ are the unaudited pro forma balance sheet as of December 31, 1998 as if the GVL merger transaction occurred at that date and the unaudited pro forma statements of operations for the year ended
March 31, 1998 and the nine months ended December 31, 1998 as if the merger transaction occurred at the beginning of the respective periods.

Elmer's Restaurants, Inc. merger with CBW, Inc. (As reported on
----------------------------------------------------------------
a separate Form 8-K/A dated June 14, 1999).
-------------------------------------------

Effective February 18, 1999, CBW, Inc. ("CBW") merged with Elmer's Restaurants, Inc. ("Elmer's") in a transaction in which Elmer's was the surviving corporation. CBW had previously acquired 53.8% of the outstanding stock of Elmer's on August 25, 1998 for approximately $4,500,000, in a transaction accounted for as a purchase of Elmer's by CBW and a new basis of accounting was thus established for the assets and liabilities of Elmer's to the extent of the change in ownership at that date. Inasmuch as CBW owned a controlling interest before and after the merger, the merger is also accounted for as a purchase transaction as if CBW acquired the assets and assumed the liabilities of Elmer's for an amount equal to the fair market value of the 46.2% separate public ownership of Elmer's.

The merger was consummated by Elmer's issuance of 770,500 restricted shares of Elmer's common stock to CBW shareholders.
In connection with the merger, Elmer's assumed approximately $4 million in debt owed by CBW arising from CBW's acquisition of the controlling block of Elmer's stock on August 25, 1998, whereby CBW acquired all the stock and assets of Elmer's. Elmer's entered into a new financing agreement whereby it borrowed funds to refinance its existing debt and debt of CBW totaling approximately $1,750,000. Elmer's also applied approximately $1,000,000 in cash to reduce existing debt.

Each CBW shareholder received 144.4507 restricted shares of Elmer's common stock for every CBW share owned. The shares of Elmer's common stock previously acquired by CBW, a total of 705,000 restricted shares, were concurrently transferred to Elmer's and were canceled upon receipt thereof.

Summary
-------

In the opinion of management, all adjustments necessary to present fairly such pro forma financial statements have been made based on the terms and structure of the transactions. The Company anticipates, however, that changes in the composition of the assets to be acquired and liabilities to be assumed will occur due to changes in the ordinary course of business. The Company believes any related change in adjustments will not be material to the pro forma financial statements.

These unaudited pro forma financial statements are not necessarily indicative of what actual results would have been had the transactions occurred at the beginning of the respective periods nor do they purport to indicate the results of future operations of the Company.

These unaudited pro forma financial statements should be read in conjunction with the notes and the historical financial statements and notes thereto of Elmer's, CBW and GVL.

        Page __ of __
Elmer's Restaurants, Inc. and Grass Valley Ltd., Inc.
Pro Forma Combined Balance Sheet (Unaudited) (a)
December 31, 1998

                                   Elmer's Restaurants, Inc.
                         ----------------------------------------
-----------------
                                   Pro Forma
        ASSETS           Historical (e) Adjustments    Pro Forma
                         ----------     -----------    ---------
                         (Unaudited)


Current Assets:
  Cash and cash equivalents   $1,619,406     $(1,000,000)   (f)
$  619,406
  Accounts and notes receivables      323,235
-                           323,235
  Inventories               313,130               -
313,130
  Prepaid expenses and other     198,256               -
198,256
                         ----------     -----------         -----
-----
    Total current assets  2,454,027      (1,000,000)
1,454,027

Property, buildings and equipment,
  net                     6,050,251         890,876    (h)
6,941,127
Intangible assets, net    2,726,263         468,473    (h)
3,194,736
Other assets                      96,783               -
96,783
                         ----------     -----------         -----
-----

                         $11,327,324    $   359,349
$11,686,673
                         ===========    ===========
===========

LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities:
  Notes payable, current portion   $   218,625         $        -
$   218,625
  Accounts payable           751,014             -
751,014
  Accrued payroll and related taxes         180,842             -
180,842
  Accrued expenses           143,205        50,000     (g)
193,205
  Income taxes payable        55,955             -
55,955
                         -----------    ----------          -----
------
    Total current liabilities   1,349,641        50,000
1,399,641

Notes payable, net of
  current portion          6,913,375    (1,000,000)    (f)
5,913,375
Deferred income tax          460,000       350,000     (g)
810,000
                         -----------    ----------          -----
------

                           8,723,016      (600,000)
8,123,016
                         -----------    -----------         -----
------

Minority interest          1,843,651    (1,843,651)
-
                         -----------    -----------         -----
------

Shareholders' equity:
  Preferred stock, pro forma -
    no par value, 500,000 shares
    authorized, no shares issued
    and outstanding
  Common stock, historical -
    10,000 shares authorized,
    5,334 shares issued and
    and outstanding; pro forma -
    10,000,000 shares authorized,
    1,586,229 shares issued and
    outstanding              895,020     2,803,000     (g)
3,698,020
  Retained earnings (accumulated
    deficit)                     (134,363)            -
(134,363)
                         ------------   ----------          -----
-------
                             760,657     2,803,000
3,653,657
                         ------------   ----------          -----
------
                         $11,327,324    $  359,349
$11,686,673
                         ===========    ==========
===========
continued on next page

The accompanying notes are an integral part of the pro forma combined financial statements.
Elmer's Restaurants, Inc. and Grass Valley Ltd., Inc.
Pro Forma Combined Balance Sheet (Unaudited) (a) (Continued)
December 31, 1998

                         Grass Valley
                              Ltd. Pro Forma
                         Historical     Adjustments         Pro
Forma
                         ----------     -----------         -----
----
                         (Unaudited)

Current Assets:
  Cash and cash equivalents   $    48,816    $ (110,000)    (c)
$   558,222
  Accounts and notes receivables         9,466                  -
332,701
  Inventories                 98,059             -
411,189
  Prepaid expenses and other       10,243             -
208,499
                         -----------    -----------         -----
------
    Total current assets     166,584      (110,000)
1,510,611

Property, buildings and equipment,
  net                         26,265             -
6,967,392
Intangible assets, net        15,283     1,109,063     (d)
4,319,082
Other assets                            -             -
96,783
                         -----------    ----------          -----
------

                         $  208,132     $  999,063
$12,893,868
                         ==========     ==========
===========

LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities:
  Notes payable, current portion   $        -          $        -
$   218,625
  Accounts payable           95,861              -
846,875
  Accrued payroll and related taxes              -              -
180,842
  Accrued expenses           27,834         35,000     (c)
256,039
  Income taxes payable            -              -
55,955
                         ----------     ----------          -----
------
    Total current liabilities    123,695         35,000
1,558,336

Notes payable, net of
  current portion                 -              -
5,913,375
Deferred income tax               -              -
810,000
                         ----------     ----------          -----
------

                            123,695         35,000
8,281,711
                         ----------     ----------          -----
------

Minority interest                 -              -
-
                         ----------     ----------          -----
------

Shareholders' equity:
  Preferred stock, pro forma -
    no par value, 500,000 shares
    authorized, no shares issued
    and outstanding
  Common stock, historical -
    10,000 shares authorized,
    5,334 shares issued and
    and outstanding; pro forma -
    10,000,000 shares authorized,
     1,586,229 shares issued and
    outstanding             125,437        923,063     (b)(c)
4,746,520
  Retained earnings (accumulated
    deficit)                     (41,000)        41,000     (b)
(134,363)
                         -----------    ----------          -----
-------
                             84,437        964,063
4,612,157
                         ----------     ----------          -----
-------
                         $  208,132     $  999,063
$12,893,868
                         ==========     ==========
===========



The accompanying notes are an integral part of the pro forma combined financial statements.

        Page __ of __
Elmer's Restaurants, Inc. and Grass Valley Ltd., Inc.
Notes to Pro Forma Combined Balance Sheet (Unaudited)
December 31, 1998


(a)  See the introductory paragraphs under "Pro Forma Combined
Financial Statements."

Pro Forma Adjustments - Grass Valley Ltd., Inc.
-----------------------------------------------

(b)  Eliminate historical equity of Grass Valley Ltd., Inc.

(c) The total estimated purchase cost of the merger transaction is comprised of the following:



Cash                                                   $  110,000
Estimated value of 209,620 shares of common
  stock of Elmer's issued in connection
  with merger transaction                               1,048,500
Assumed liabilities                                       123,695
Accrued expenses related to the transaction                35,000
                                                       ----------
                                                       $1,317,195
                                                       ==========


(d) The excess of the estimated fair value of the assets acquired ($1,317,195) over the historical cost ($208,132) has been allocated to goodwill ($1,109,063), as the historical costs of all tangible assets are assumed to be equal to their fair value.

Pro Forma Adjustments - Elmer's Restaurants, Inc. (As reported on
-----------------------------------------------------------------
a separate Form 8-K/A dated June 14, 1999)
------------------------------------------

(e) The historical consolidated balance sheet of CBW, Inc. as of December 31, 1998 includes the accounts of Elmer's at that date and reflects the purchase accounting adjustments related to the acquisition of 53.8% of the outstanding common stock of Elmer's by CBW.

(f) To reflect use of cash to reduce existing debt arising from the acquisition of 53.8% of the outstanding common stock of Elmer's by CBW:

                                                  $(1,000,000)
                                                   ==========
(g) The total estimated fair value of assets acquired in the merger transaction is comprised of the following:



Estimated value of 606,109 shares of outstanding
  common stock of Elmer's (other than CBW ownership)
  at the date of the merger                            $2,803,000
Assumed liabilities                                     1,880,153
Accrued expenses related to the transaction                50,000
Deferred income taxes                                     350,000
                                                       ----------

  Estimated fair value of assets acquired              $5,803,153
                                                       ==========


        Page __ of __
Elmer's Restaurants, Inc. and Grass Valley Ltd., Inc.
Notes to Pro Forma Combined Balance Sheet (Unaudited) (Continued)
December 31, 1998

(h) The estimated purchase price has been allocated to the assets to be acquired and obligations to be assumed, based on the estimate of the 46.2% proportionate fair values of the assets and liabilities, as follows:



                         Historical                    Estimate
of
                         Cost Basis                    the Fair
                         of Assets to                  Value of
Assets                   be Acquired    Adjustments    to be
Acquired
                         -------------                 ----------
--                       ---------------

Cash                     $   735,676                   $
-                        $   735,676
Receivables                  142,042
-                            142,042
Inventories                  103,998
-                            103,998
Other                         81,205
-                             81,205
                         -----------                   ----------
-                        -----------

  Total current assets     1,062,921
-                          1,062,921

Property, buildings and equipment    2,196,292
890,876                    3,087,168
Intangible assets (primarily
  trademarks and goodwill)        426,708
468,473                      895,181
Other assets                  37,883
-                             37,883
                         -----------                   ----------
-                        -----------

Total assets             $ 3,723,804                   $
1,359,349                $ 5,083,153
                         ===========
===========              ===========



        Page __ of __
Elmer's Restaurants, Inc. and Grass Valley Ltd., Inc.
Pro Forma Combined Statement of Operations (Unaudited) (a) for the nine months ended December 31, 1998



                                        Elmer's Restaurants, Inc.
                         ----------------------------------------
----------
                                        Historical
                                        (Unaudited)
                         ----------------------------------------
----------

                                                   Elmer's
                                                   September 1
                                                   to
                                        Elmer's Rest-  December
31
                           CBW, Inc.    aurants, Inc.  1998
(g)
                           ---------    -------------  ----------
--

Revenue                    $ 7,265,695  $12,765,833
$(5,704,513)
                           -----------  -----------    ----------
-
Costs and expenses:
 Food, beverage and supplies              2,110,452
3,236,108                   (1,425,973)
 Labor and related           2,251,048    4,204,747
(1,900,939)
 Occupancy costs               460,426      771,050
(353,846)
 Depreciation and amortization              241,601
528,149                       (230,813)
 General and administrative expenses      1,531,340
3,206,218                   (1,376,021)
                           -----------  -----------    ----------
-
                             6,594,867   11,946,272
(5,287,592)

 Income from operations        670,828      819,561
(416,921)

Nonoperating income (expense):
 Interest income                14,338       44,597
(13,011)
 Interest expense             (259,570)    (206,635)
79,843
 Gain on disposition of assets                9,977
35,732                          (9,977)
                           -----------  -----------    ----------
-
 Income before provision for
   income taxes                435,573      693,255
(360,066)

Provision for income taxes    (144,735)(h)            (235,750)
121,735

Minority interest in earnings of
 consolidated subsidiary      (109,824)           -
109,824
                           -----------  -----------    ----------
-
 Net income (loss)         $   181,014  $   457,505    $
(128,507)
                           ===========  ===========
===========
Pro forma net income per share

Weighted-average shares outstanding           4,626
                           ===========

The accompanying notes are an integral part of the pro forma combined financial statements.

Continued on next page
Elmer's Restaurants, Inc. and Grass Valley Ltd., Inc.
Pro Forma Combined Statement of Operations (Unaudited) (a), for the nine months ended December 31, 1998 (Continued)

                              Elmer's Restaurants, Inc.
                              ---------------------------------

                              Pro Forma
                              Adjustments    Pro Forma
                              -----------    -----------

Revenue                       $         -    $14,327,015

Costs and expenses:
 Food, beverage and supplies            -      3,920,587
 Labor and related                      -      4,554,856
 Occupancy costs                        -        877,630
 Depreciation and amortization                   (84,000)(i)(j)
454,937
 General and administrative expenses                   -
3,361,537
                              -----------    -----------
                                  (84,000)    13,169,547

 Income from operations            84,000      1,157,468

Nonoperating income (expense):
 Interest income                  (30,000)(k)          15,924
 Interest expense                 (46,000)(l)        (432,362)
 Gain on disposition of assets                         -
35,732
                              -----------    -----------
 Income before provision for
   income taxes                     8,000        776,762

Provision for income taxes         (3,000)(m)        (261,750)

Minority interest in earnings of
 consolidated subsidiary                -              -
                              -----------    -----------
 Net income (loss)            $     5,000    $   515,012
                              ===========    ===========
Pro forma net income per share                    $       .37
                              ===========    ===========
Weighted-average shares outstanding            1,371,983(n)
1,376,609

The accompanying notes are an integral part of the pro forma combined financial statements.

Continued on next page
Elmer's Restaurants, Inc. and Grass Valley Ltd., Inc. Pro Forma
Combined Statement of Operations (Unaudited) (a), for the nine months ended December 31, 1998 (Continued)


                                        Grass Valley Ltd., Inc.
                         ----------------------------------------
----------
                                        Historical
                         ----------------------------------------
----------

                                        Less Three Nine
                                        Months     Months
                           Year Ended   Ended      Ended
                           March 31     March 31,  December 31
                           1999         1999       1998
                                        (Unaudited)
(Unaudited)
                           -----------  -----------    ----------
-

Revenue                    $ 2,217,549  $   621,821    $
1,595,728
                           -----------  -----------    ----------
-
Costs and expenses:
 Food, beverage and supplies                898,629
286,067                        612,562
 Labor and related             640,569      144,123
496,446
 Occupancy costs                93,467       21,078
72,389
 Depreciation and amortization               28,329
10,135                          18,194
 General and administrative expenses        347,052
101,680                        245,372
                           -----------  -----------    ----------
-
                             2,008,046      563,083
1,444,963

 Income from operations        209,503       58,738
150,765

Nonoperating income (expense):
 Interest income                     -            -
-
 Interest expense                    -            -
-
 Gain on disposition of assets                    -
-                                    -
                           -----------  -----------    ----------
-
 Income before provision for
   income taxes                209,503       58,738
150,765

Provision for income taxes           -            -
-

Minority interest in earnings of
 consolidated subsidiary             -            -
-
                           -----------  -----------    ----------
-
 Net income (loss)         $   209,503  $    58,738    $
150,765
                           ===========  ===========
===========
Pro forma net income per share

Weighted-average shares outstanding

The accompanying notes are an integral part of the pro forma combined financial statements.

Continued on next page
Elmer's Restaurants, Inc. and Grass Valley Ltd., Inc.
Pro Forma Combined Statement of Operations (Unaudited) (a), for the nine months ended December 31, 1998 (Continued)



                              Grass Valley Ltd., Inc.
                              --------------------------------

                              Pro Forma
                              Adjustments    Pro Forma
                              -----------    ----------

Revenue                       $         -    $15,922,743

Costs and expenses:
 Food, beverage and supplies            -      4,533,149
 Labor and related                      -      5,051,302
 Occupancy costs                        -        950,019
 Depreciation and amortization                    18,000(b)(c)
491,131
 General and administrative expenses                   -
3,606,909
                              -----------    -----------
                                   18,000     14,632,510
                              -----------    -----------
 Income from operations           (18,000)     1,290,233

Nonoperating income (expense):
 Interest income                        -         15,924
 Interest expense                       -       (432,362)
 Gain on disposition of assets                         -
35,732
                              -----------    -----------
 Income before provision for
   income taxes                   (18,000)       909,527

Provision for income taxes        (45,000)(d)(e)     (306,750)

Minority interest in earnings of
 consolidated subsidiary                -              -
                              -----------    -----------
 Net income (loss)            $   (63,000)   $   602,777
                              ===========    ===========
Pro forma net income per share                    $       .38
                                             ===========
Weighted-average shares outstanding              209,620(f)
1,586,229


The accompanying notes are an integral part of the pro forma combined financial statements.

        Page __ of __
Elmer's Restaurants, Inc. and Grass Valley Ltd., Inc.
Notes to Pro Forma Combined Statement of Operations (Unaudited) for the nine months ended December 31, 1998


(a)  See the introductory paragraphs under "Pro Forma Combined
Financial Statements."

Pro Forma Adjustments - Grass Valley Ltd., Inc.
-----------------------------------------------

(b) Adjustment to reflect amortization of $1,110,000 of excess of costs over fair value of net tangible assets acquired
(goodwill) over 30 years.

                                                       $ 28,000
                                                       ========

(c) Adjustment to reflect reduction in depreciation expense related to Grass Valley Ltd., Inc. assets acquired.

                                                       $(10,000)
                                                       ========

(d) Adjustment to reflect the income tax effect of the pro forma adjustments in (b) and (c).

                                                       $ (6,000)
                                                       ========

(e) Adjustment to reflect income tax provision on earnings of Grass Valley Ltd., Inc. as if it were a taxable corporation.

                                                       $ 51,000
                                                       ========

(f) Adjustments to weighted-average shares outstanding consist of the following:

To reflect the shares to be issued in connection
with this merger transaction                            209,620
                                                        =======

Pro Forma Adjustments - Elmer's Restaurants, Inc. (As reported on
-------------------------------------------------
a separate Form 8-K/A dated June 14, 1999)

(g) To eliminate results of operations for Elmer's for the period September 1, 1998 through December 31, 1998 as such results have also been included in the consolidated results of operations of CBW. (The results of operations of Elmer's from August 25, 1998 - the date of acquisition of 53.8% of Elmer's outstanding common stock by CBW - to August 31, 1998 are not material to the combined results of operations.)

(h) Represents unaudited pro forma income tax provision as if CBW was a taxable corporation for the nine months ended December
31, 1998.

        Page __ of __
Elmer's Restaurants, Inc. and Grass Valley Ltd., Inc.
Notes to Pro Forma Combined Statement of Operations (Unaudited) for the nine months ended December 31, 1998 (Continued)

(i) Adjustments to expenses for the period April 1, 1998 to August 31, 1998 to reflect the effect of purchase accounting adjustments relating to the acquisition of 53.8% of the outstanding common stock of Elmer's by CBW:



To reflect amortization of $2,300,000 of trademarks
  and excess of costs over fair value of net tangible
  assets acquired over 30 years                        $ 57,000

To record depreciation expense on adjusted buildings
  and equipment over their useful lives (equipment -
  3 to 7 years, buildings - 35 years, leasehold
  improvements - life of lease or applicable shorter
  period)                                               198,000

Less depreciation and amortization expense previously
  recorded                                             (282,000)
                                                       ---------

                                                       $(27,000)
                                                       =========

(j)  Adjustments to expenses for the nine months ended December
31, 1998 to reflect the merger transaction of Elmer's and CBW.



To reflect amortization of $900,000 of trademarks
  and excess of costs over fair value of net tangible
  assets acquired over 30 years                        $ 23,000

To record depreciation expense on adjusted buildings
  and equipment over their useful lives (equipment -
  3 to 7 years, buildings - 35 years, leasehold
  improvements - life of lease or applicable shorter
  period)                                               166,000

Less depreciation and amortization expense previously
  recorded                                             (246,000)
                                                       ---------

                                                       $(57,000)
                                                       =========

(k) Adjustment to interest income due to the use of approximately $1,000,000 to reduce debt related to the acquisition of common stock:

To reflect decrease in interest income                 $  30,000
                                                       =========

(l) Adjustment to interest expense due to $3,000,000 of CBW debt, which is included in the historical financial statements from September 1, 1998, consists of the following:

To reflect increase in interest expense on $1,250,000
  at 12%                                               $112,000
To reflect increase in interest expense on $1,750,000
  at 7.7%                                               101,000
Less interest expense previously recorded              (167,000)
                                                       ---------
                                                       $ 46,000
                                                       =========

(m) Adjustments to provision for income taxes (at an assumed effective rate of approximately 34%) consist of the following:

To reflect the income tax effect of the pro forma
  adjustments in (g) through (l)                       $ (3,000)
                                                       ---------

(n)  Adjustments to weighted-average shares
outstanding consist of the following:

To reflect the shares to be outstanding after the
  merger transaction                                   1,371,983
                                                       ---------
        Page __ of __
Elmer's Restaurants, Inc. and Grass Valley Ltd., Inc.
Pro Forma Combined Statement of Operations (Unaudited) (a) for the year ended March 31, 1998



                                        Elmer's Restaurants, Inc.
                         ----------------------------------------
----------------
                                  Historical
                         ---------------------------------------
                                        Elmer's        Pro Forma
                         CBW, Inc.      Restaurants, Inc.
Adjustments
                         -----------                   ----------
-------                  -----------
Revenue                  $ 1,591,293    $ 16,596,397   $        -
                         -----------    ------------   ----------
-
Costs and expenses:
  Food, beverage and supplies     564,115
4,263,703                         -
  Labor and related          420,427       5,490,690            -
  Occupancy and costs        138,058         998,782            -
  Depreciation and amortization              56,263         679,455
(86,000) (h)(i)
  Selling, general and administrative
    expenses                 172,312       4,107,003            -
                         -----------    ------------   ----------
--
                           1,351,175      15,539,633
(86,000)
                         -----------    ------------   ----------
--
    Income from operations        240,118
1,056,764                     86,000

Nonoperating income (expense):
  Interest income                 48          66,225
(40,000) (j)
  Interest expense           (34,896)       (324,578)     (285,000)
(k)
  Gain on disposition of assets                   -
368                                 -
                         ------------   ------------   ----------
---
    Income before income taxes              205,270
798,779                      (239,000)

Provision for income taxes        (72,000)(b)
(269,000)                      81,000 (l)
                         ------------   ------------   ----------
---
    Net income           $   133,270 (b)               $
529,779                  $   (158,000)
                         ============   ============
=============
Pro forma net income per share

Weighted-average shares outstanding           4,000
1,372,609 (m)
                         ============
=============



The accompanying notes are in integral part of the pro forma combined financial statements.

Continued on next page
Elmer's Restaurants, Inc. and CBW, Inc.
Pro Forma Combined Statement of Operations (Unaudited) (a), for the year ended March 31, 1998 (Continued)



                                   Historical
                                   Grass Valley             Pro
Forma
                         Pro Forma     Ltd.    Adjustments  Pro
Forma
                         -----------           ------------ -------
----                     -----------
Revenue                  $18,187,690           $ 1,575,549  $
-                        $19,763,239
                         -----------    -----------    -----------
-----------
Costs and expenses:
  Food, beverage and supplies        4,827,818     508,923
-                          5,336,741
  Labor and related        5,911,117               399,690
-                          6,310,807
  Occupancy and costs      1,136,840                88,026
-                          1,224,866
  Depreciation and amortization        649,718      27,175
17,000(c)(d)      693,893
  Selling, general and administrative
    expenses               4,279,315               398,618
-                          4,677,933
                         -----------           -----------  --------
---                      -----------
                          16,804,808             1,422,432
17,000                    18,244,240
                         -----------           -----------  --------
---                      -----------
    Income from operations           1,382,882     153,117
(17,000)                   1,518,999

Nonoperating income (expense):
  Interest income             26,273                     -
-                             26,273
  Interest expense          (644,474)                    -
-                           (644,474)
  Gain on disposition of assets            368           -
-                                368
                         ------------          -----------  --------
---                      ------------
    Income before income taxes         765,049     153,117
(17,000)                     901,166

Provision for income taxes            (260,000)
-                            (46,000)(e)(f)       (306,000)
                         ------------          -----------  --------
----                     ------------
    Net income           $   505,049           $   153,117  $
(63,000)                 $   595,166
                         ============          ===========
============             ============
Pro forma net income per share     $       .37
 .38
                         ============
============
Weighted-average shares outstanding            $ 1,376,609
209,620 (g)                1,586,229
                         ============
============             ===========-



The accompanying notes are in integral part of the pro forma combined financial statements.

        Page __ of __
Elmer's Restaurants, Inc. and Grass Valley Ltd., Inc.
Notes to Pro Forma Combined Statement of Operations (Unaudited) for the year ended March 31, 1998


(a)  See the introductory paragraphs under "Pro Forma Combined
Financial Statements."

(b) Represents unaudited pro forma income tax provision as if CBW was a taxable corporation for the year ended March 31, 1998.

Pro Forma Adjustments - Grass Valley Ltd., Inc.
-----------------------------------------------

(c) Adjustment to reflect the amortization of $1,110,000 excess of cost over fair value of net tangible assets acquired
(goodwill) over 30 years:

                                                  $ 37,000
                                                  ========

(d) Adjustment to reflect reduction in depreciation expense related to Grass Valley Ltd., Inc. assets acquired.

                                                  $(20,000)
                                                  ========

(e) Adjustment to reflect the income tax effect of the pro forma adjustments in (c) and (d).

                                                  $ (6,000)
                                                  ========

(f) Adjustment to reflect income tax provision on earnings of Grass Valley Ltd., Inc. as if it were a taxable corporation.

                                                  $ 52,000
                                                  ========

(g) Adjustments to weighted-average shares outstanding consist of the following:

To reflect the shares to be issued in connection
  with this merger transaction                     209,620
                                                   =======

Pro Forma Adjustments - Elmer's Restaurants, Inc. (As reported on
-------------------------------------------------
a separate Form 8-K/A dated June 14, 1999)

(h) Adjustments to expenses for the year ended March 31, 1998 to reflect the effect of purchase accounting adjustments relating to the acquisition of 53.8% of the outstanding common stock of Elmer's by CBW:

        Page __ of __


To reflect the amortization of $2,300,000 of
  trademarks and excess of costs over fair value
  of net tangible assets acquired over 30 years   $  77,000

To record depreciation expense on adjusted
  buildings and equipment over their useful lives
  (equipment - 3 to 7 years, buildings - 35 years,
  leasehold improvements - life of lease or
  applicable shorter period)                        265,000

Less depreciation and amortization expense
  previously recorded                              (363,000)
                                                  ---------

                                                  $(21,000)
                                                  ========


Elmer's Restaurants, Inc. and Grass Valley Ltd., Inc.
Notes to Pro Forma Combined Statement of Operations (Unaudited)
(Continued)
for the year ended March 31, 1998

(i) Adjustment to expenses for the year ended March 31, 1998 to reflect the merger transaction of CBW and Elmer's:



To reflect the amortization of $900,000 of
  trademarks and excess of costs over fair value
  of net tangible assets acquired over 30 years   $  30,000

To record depreciation expense on adjusted
  buildings and equipment over their useful lives
  (equipment - 3 to 7 years, buildings - 35 years,
  leasehold improvements - life of lease or
  applicable shorter period)                      $ 221,000

Less depreciation and amortization expense
  previously recorded                              (316,000)
                                                  ---------

                                                  $(65,000)
                                                  ========


(j) Adjustment to interest income due to the use of approximately $1,000,000 to reduce debt related to the acquisition of common stock:

To reflect decrease in interest income            $  40,000
                                                  =========

(k) Adjustments to interest expense due to $3,000,000 of CBW debt consists of the following:



To reflect increase in interest expense on
  $1,250,000 at 12%                               $150,000
To reflect increase in interest expense on
  $1,750,000 at 7.7%                               135,000
                                                  --------

                                                  $285,000
                                                  ========

(l) Adjustments to provision for income taxes (at an assumed effective rate of approximately 34%) consist of the following:

To reflect the income tax effect of the pro forma
  adjustments in (h) through (k) above            $ 81,000
                                                  ========

(m) Adjustments to weighted-average shares outstanding consist of the following:

        Page __ of __
To reflect the shares to be outstanding after the
  merger transaction                               1,372,609
                                                  ==========

        Page __ of __
Item 8. Change in Fiscal Year

Not applicable.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    ELMER'S RESTAURANTS, INC.

Date June 14, 1999    ../s/ William Service, C.E.O..............
                      William W. Service, Chief Executive Officer



                                Page __ of __

